SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 January 4, 2001

                        Waste Systems International, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                       0-25998                  95-420366
(State or other jurisdiction         (Commission File         (I.R.S. Employer
      of incorporation)                   Number)            Identification No.)

                          420 Bedford Street, Suite 300
                               Lexington, MA 02420
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (781) 862-3000

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      ITEM 5. OTHER EVENTS.

      On January 4, 2001, Waste Systems International, Inc. (the "Company") announced that it had defaulted on its senior bank debt, missed an interest payment on its Subordinated Notes, expects to miss an interest payment on its Senior Notes and faces possible delisting from Nasdaq. The Company also announced that it has retained an investment bank to advise the Company on these matters. The Company's press release announcing the above events is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99.1  Press Release of the Company dated January 4, 2001


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WASTE SYSTEMS INTERNATIONAL, INC.


Date: January 5, 2001              By:
                                      ---------------------------------------
                                      James L. Elitzak
                                      Vice President and Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit        No. Description
-------        ---------------

99.1           Press Release of the Company dated January 4, 2001


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